Exhibit 99.1


                                                                                                                     MORGAN STANLEY
                                                                                                                      1,543 records
MSM 2004-6AR Group 3                                                                                          Balance:  556,876,202
===================================================================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Weighted
                                 Number                          % of                                   Average
                                     of             Total       Total      Weighted         Weighted   Original
                               Mortgage           Current     Current       Average          Average    Subject    % Full-Alt  FICO
Mortgage Rates (%)                Loans       Balance ($)     Balance    Coupon (%)   Net Coupon (%)    LTV (%)         Doc   Score
-----------------------------------------------------------------------------------------------------------------------------------
3.001 - 3.500                         1        580,165.43        0.10         3.500            3.250      74.42       100.0     633
3.501 - 4.000                        55     26,549,844.03        4.77         3.913            3.663      68.45        70.7     746
4.001 - 4.500                       275    122,197,904.79       21.94         4.332            4.081      69.21        74.1     733
4.501 - 5.000                       475    169,938,536.15       30.52         4.843            4.586      71.99        41.5     726
5.001 - 5.500                       485    163,078,649.04       29.28         5.318            5.065      74.03        34.9     718
5.501 - 6.000                       189     59,499,661.19       10.68         5.752            5.486      75.89        29.6     714
6.001 - 6.500                        52     11,904,579.32        2.14         6.309            6.044      79.98        27.0     699
6.501 - 7.000                        10      2,841,456.48        0.51         6.720            6.470      80.65        16.2     712
7.501 - 8.000                         1        285,405.65        0.05         7.875            7.625      80.00         0.0     703
-----------------------------------------------------------------------------------------------------------------------------------
Total:                            1,543    556,876,202.08      100.00         4.964            4.708      72.45        46.4     724
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 3.500%
Maximum: 7.875%
Weighted Average: 4.964%
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                        Weighted
                                 Number                         % of                                    Average
                                    of              Total       Total      Weighted         Weighted   Original
Current Mortgage Loan          Mortgage           Current     Current       Average          Average    Subject    % Full-Alt  FICO
Principal Balance ($)             Loans       Balance ($)     Balance     Coupon (%)  Net Coupon (%)    LTV (%)         Doc   Score
-----------------------------------------------------------------------------------------------------------------------------------
0.01 - 100,000.00                    50      4,033,548.59        0.72         5.357            5.103      67.78        33.6     726
100,000.01 - 200,000.00             332     50,701,181.63        9.10         5.295            5.039      75.39        45.9     719
200,000.01 - 300,000.00             251     61,876,647.32       11.11         5.223            4.970      76.19        42.3     719
300,000.01 - 400,000.00             369    132,969,950.22       23.88         4.951            4.695      73.94        40.2     726
400,000.01 - 500,000.00             248    111,432,547.16       20.01         4.839            4.583      72.83        54.8     726
500,000.01 - 600,000.00             138     75,601,146.39       13.58         4.816            4.559      73.53        49.9     729
600,000.01 - 700,000.00              77     48,915,856.17        8.78         4.809            4.557      69.80        49.5     723
700,000.01 - 800,000.00              33     25,084,600.84        4.50         4.859            4.600      66.34        54.9     728
800,000.01 - 900,000.00              14     11,908,968.42        2.14         4.915            4.665      64.33        28.8     721
900,000.01 - 1,000,000.00            22     21,389,856.76        3.84         4.885            4.635      64.31        54.2     719
1,000,000.01 - 1,500,000.00           7      9,076,898.58        1.63         5.146            4.869      61.47        27.2     698
1,500,000.01 >=                       2      3,885,000.00        0.70         5.814            5.564      64.49         0.0     724
-----------------------------------------------------------------------------------------------------------------------------------
Total:                            1,543    556,876,202.08      100.00         4.964            4.708      72.45        46.4     724
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 50,001.01
Maximum: 2,000,000.00
Average: 360,904.86
Total: 556,876,202.08
-----------------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan
Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such
Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan
Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We
recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.
representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
FUTURES AUTHORITY.
-----------------------------------------------------------------------------------------------------------------------------------
Jul 12, 2004 19:20                                                                                                    Page 1 of 10




                                                                                                                     MORGAN STANLEY
                                                                                                                      1,543 records
MSM 2004-6AR Group 3                                                                                          Balance:  556,876,202
===================================================================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Weighted
                                 Number                          % of                                   Average
                                     of             Total       Total      Weighted         Weighted   Original
FICO                           Mortgage           Current     Current       Average          Average    Subject    % Full-Alt  FICO
Score                             Loans       Balance ($)     Balance    Coupon (%)   Net Coupon (%)    LTV (%)         Doc   Score
-----------------------------------------------------------------------------------------------------------------------------------
601 - 625                             3        970,399.22        0.17        5.090            4.840      74.24        81.9     623
626 - 650                            54     21,675,819.39        3.89        5.093            4.819      73.00        81.2     641
651 - 675                           180     66,929,053.75       12.02        5.157            4.902      73.08        51.7     665
676 - 700                           235     79,366,101.83       14.25        5.088            4.832      72.19        47.2     689
701 - 725                           300    109,278,362.41       19.62        5.004            4.751      73.69        40.2     713
726 - 750                           320    104,981,513.83       18.85        4.954            4.697      74.10        39.9     738
751 - 775                           282    112,902,312.18       20.27        4.781            4.527      69.72        47.9     763
776 - 800                           153     55,942,685.44       10.05        4.819            4.567      71.58        48.6     786
801 - 825                            16      4,829,954.03        0.87        4.890            4.640      74.90        21.8     805
-----------------------------------------------------------------------------------------------------------------------------------
Total:                            1,543    556,876,202.08      100.00        4.964            4.708      72.45        46.4     724
-----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 621
Maximum: 817
Non-Zero Weighted Average: 724
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Weighted
                                 Number                          % of                                   Average
                                     of             Total       Total      Weighted         Weighted   Original
                               Mortgage           Current     Current       Average          Average    Subject    % Full-Alt  FICO
Documentation Level               Loans       Balance ($)     Balance    Coupon (%)   Net Coupon (%)    LTV (%)         Doc   Score
-----------------------------------------------------------------------------------------------------------------------------------
Full/Alt                            703    258,589,467.37       46.44        4.768            4.514      73.39       100.0     720
Limited                             657    247,485,447.67       44.44        5.096            4.843      72.56         0.0     729
No Documentation                    130     38,163,968.92        6.85        5.257            4.978      65.82         0.0     719
No Ratio                             37      9,356,338.36        1.68        5.485            5.225      69.82         0.0     712
No Income Verifier                    7      1,543,986.21        0.28        5.880            5.630      78.72         0.0     696
Lite                                  6        997,293.55        0.18        5.274            5.024      72.18         0.0     722
Stated Documentation                  3        739,700.00        0.13        5.129            4.879      69.63         0.0     726
-----------------------------------------------------------------------------------------------------------------------------------
Total:                            1,543    556,876,202.08      100.00        4.964            4.708      72.45        46.4     724
-----------------------------------------------------------------------------------------------------------------------------------





-----------------------------------------------------------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan
Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such
Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan
Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We
recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.
representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
FUTURES AUTHORITY.
-----------------------------------------------------------------------------------------------------------------------------------
Jul 12, 2004 19:20                                                                                                    Page 2 of 10





                                                                                                                     MORGAN STANLEY
                                                                                                                      1,543 records
MSM 2004-6AR Group 3                                                                                          Balance:  556,876,202
===================================================================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Weighted
                                 Number                          % of                                   Average
                                     of             Total       Total      Weighted         Weighted   Original
Original                       Mortgage           Current     Current       Average          Average    Subject    % Full-Alt  FICO
Loan-to-Value Ratio(%)            Loans       Balance ($)     Balance    Coupon (%)   Net Coupon (%)    LTV (%)         Doc   Score
-----------------------------------------------------------------------------------------------------------------------------------
<= 30.00                             13      4,624,837.17        0.83         4.525            4.275      21.75       41.5     766
30.01 - 35.00                         9      2,817,485.08        0.51         4.925            4.670      32.68       36.3     726
35.01 - 40.00                        16      5,420,591.85        0.97         4.705            4.455      38.08       40.3     743
40.01 - 45.00                        23      8,124,340.24        1.46         4.842            4.592      42.94       30.3     715
45.01 - 50.00                        30     12,550,792.54        2.25         4.778            4.515      48.22       35.0     738
50.01 - 55.00                        38     14,379,521.80        2.58         4.731            4.477      53.41       46.1     723
55.01 - 60.00                        73     31,886,286.20        5.73         4.687            4.437      58.08       49.7     731
60.01 - 65.00                       103     51,411,129.83        9.23         4.905            4.645      63.17       35.3     721
65.01 - 70.00                       117     53,099,008.68        9.54         4.889            4.634      68.35       34.4     718
70.01 - 75.00                       173     64,814,729.81       11.64         4.945            4.689      73.69       54.5     720
75.01 - 80.00                       862    285,884,174.55       51.34         5.025            4.771      79.57       49.8     726
80.01 - 85.00                        26      5,885,191.95        1.06         5.358            5.093      83.80       49.1     699
85.01 - 90.00                        31      8,486,068.84        1.52         5.458            5.184      89.65       44.7     694
90.01 - 95.00                        27      6,677,582.14        1.20         5.362            5.094      94.62       37.0     724
100.01 >=                             2        814,461.40        0.15         5.795            5.545     103.00      100.0     733
-----------------------------------------------------------------------------------------------------------------------------------
Total:                            1,543    556,876,202.08      100.00         4.964            4.708      72.45       46.4     724
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 7.68%
Maximum: 103.00%
Weighted Average by Current Balance:  72.45%


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Weighted
                                 Number                          % of                                   Average
Coverage on Loans with               of             Total       Total      Weighted         Weighted   Original
Original Loan-to-Value         Mortgage           Current     Current       Average          Average    Subject    % Full-Alt  FICO
Ratios above 80%                  Loans       Balance ($)     Balance    Coupon (%)   Net Coupon (%)    LTV (%)         Doc   Score
-----------------------------------------------------------------------------------------------------------------------------------
N                                     6      1,392,134.35        6.37         6.024            5.774      86.19        0.0     697
Y                                    80     20,471,169.98       93.63         5.373            5.103      90.36       48.7     707
-----------------------------------------------------------------------------------------------------------------------------------
Total:                               86     21,863,304.33      100.00         5.414            5.145      90.09       45.6     706
-----------------------------------------------------------------------------------------------------------------------------------







-----------------------------------------------------------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan
Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such
Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan
Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We
recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.
representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
FUTURES AUTHORITY.
-----------------------------------------------------------------------------------------------------------------------------------
Jul 12, 2004 19:20                                                                                                    Page 3 of 10




                                                                                                                     MORGAN STANLEY
                                                                                                                      1,543 records
MSM 2004-6AR Group 3                                                                                          Balance:  556,876,202
===================================================================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Weighted
                                 Number                          % of                                   Average
Geographic                           of             Total       Total      Weighted         Weighted   Original
Distribution                   Mortgage           Current     Current       Average          Average    Subject    % Full-Alt  FICO
by Balance                        Loans       Balance ($)     Balance    Coupon (%)   Net Coupon (%)    LTV (%)         Doc   Score
-----------------------------------------------------------------------------------------------------------------------------------
California                          612    250,334,572.65       44.95         5.037            4.782       72.29       29.2    724
Arizona                             174     37,644,763.58        6.76         5.148            4.895       76.92       64.0    718
Colorado                            123     33,828,098.64        6.07         4.922            4.671       75.13       63.8    728
Virginia                             75     30,057,048.33        5.40         4.826            4.570       72.14       64.9    724
Illinois                             61     26,706,388.41        4.80         4.601            4.350       69.82       72.3    726
New Jersey                           76     26,447,733.25        4.75         4.893            4.625       70.40       51.9    720
Florida                              43     15,232,920.02        2.74         4.977            4.724       74.30       52.0    732
Washington                           51     13,818,962.41        2.48         5.014            4.760       77.10       59.7    713
Massachusetts                        28     11,774,328.51        2.11         4.915            4.661       67.44       52.8    711
Nevada                               42     11,604,211.49        2.08         5.288            5.038       73.60       54.0    705
Other                               258     99,427,174.79       17.85         4.842            4.584       71.12       59.0    731
-----------------------------------------------------------------------------------------------------------------------------------
Total:                            1,543    556,876,202.08      100.00         4.964            4.708       72.45       46.4    724
-----------------------------------------------------------------------------------------------------------------------------------
Number of States Represented: 42
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Weighted
                                 Number                          % of                                   Average
                                     of             Total       Total      Weighted         Weighted   Original
                               Mortgage           Current     Current       Average          Average    Subject    % Full-Alt  FICO
Purpose                           Loans       Balance ($)     Balance    Coupon (%)   Net Coupon (%)    LTV (%)         Doc   Score
-----------------------------------------------------------------------------------------------------------------------------------
Purchase                            796    288,658,044.12       51.84         5.017            4.761       77.00       42.2    730
Refinance - Rate Term               383    148,964,137.97       26.75         4.705            4.454       67.21       60.3    723
Refinance - Cashout                 364    119,254,019.99       21.41         5.158            4.899       67.97       39.4    710
-----------------------------------------------------------------------------------------------------------------------------------
Total:                            1,543    556,876,202.08      100.00         4.964            4.708       72.45       46.4    724
-----------------------------------------------------------------------------------------------------------------------------------






-----------------------------------------------------------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan
Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such
Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan
Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We
recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.
representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
FUTURES AUTHORITY.
-----------------------------------------------------------------------------------------------------------------------------------
Jul 12, 2004 19:20                                                                                                    Page 4 of 10




                                                                                                                     MORGAN STANLEY
                                                                                                                      1,543 records
MSM 2004-6AR Group 3                                                                                          Balance:  556,876,202
===================================================================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Weighted
                                 Number                          % of                                   Average
                                     of             Total       Total      Weighted         Weighted   Original
                               Mortgage           Current     Current       Average          Average    Subject    % Full-Alt  FICO
Property Type                     Loans       Balance ($)     Balance    Coupon (%)   Net Coupon (%)    LTV (%)         Doc   Score
-----------------------------------------------------------------------------------------------------------------------------------
Single Family Residence             889    331,400,378.64       59.51         4.955            4.700      71.68       45.1     723
Planned Unit Development            414    151,134,367.61       27.14         4.910            4.656      73.42       52.9     726
Condominium                         178     55,820,293.95       10.02         5.067            4.809      74.95       40.9     725
2-4 Family                           60     17,887,852.18        3.21         5.273            5.023      71.28       32.5     721
Co-op                                 1        454,809.70        0.08         4.560            4.185      45.60      100.0     756
Townhouse                             1        178,500.00        0.03         4.250            4.000      75.00      100.0     698
-----------------------------------------------------------------------------------------------------------------------------------
Total:                            1,543    556,876,202.08      100.00         4.964            4.708      72.45       46.4     724
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Weighted
                                 Number                          % of                                   Average
                                     of             Total       Total      Weighted         Weighted   Original
                               Mortgage           Current     Current       Average          Average    Subject    % Full-Alt  FICO
Occupancy                         Loans       Balance ($)     Balance    Coupon (%)   Net Coupon (%)    LTV (%)         Doc   Score
-----------------------------------------------------------------------------------------------------------------------------------
Primary                           1,299    491,714,045.43       88.30         4.912            4.657      72.60       48.9     723
Investment                          181     39,787,382.45        7.14         5.493            5.236      70.35       23.3     731
Second Home                          63     25,374,774.20        4.56         5.131            4.877      72.80       35.7     735
-----------------------------------------------------------------------------------------------------------------------------------
Total:                            1,543    556,876,202.08      100.00         4.964            4.708      72.45       46.4     724
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Weighted
                                 Number                          % of                                   Average
                                     of             Total       Total      Weighted         Weighted   Original
Remaining Term                 Mortgage           Current     Current       Average          Average    Subject    % Full-Alt  FICO
to Stated Maturity                Loans       Balance ($)     Balance    Coupon (%)   Net Coupon (%)    LTV (%)         Doc   Score
-----------------------------------------------------------------------------------------------------------------------------------
346 - 348                             3        940,691.35        0.17         4.732            4.482      80.00      100.0     681
349 - 351                            20      6,143,832.94        1.10         5.239            4.983      80.89       60.0     698
352 - 354                            48     15,041,607.62        2.70         5.507            5.181      70.48       52.3     709
355 - 357                           207     82,654,701.04       14.84         4.724            4.466      70.44       65.2     730
358 - 360                         1,265    452,095,369.13       81.18         4.986            4.734      72.75       42.5     724
-----------------------------------------------------------------------------------------------------------------------------------
Total:                            1,543    556,876,202.08      100.00         4.964            4.708      72.45       46.4     724
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 347
Maximum: 360
Weighted Average: 358
-----------------------------------------------------------------------------------------------------------------------------------





-----------------------------------------------------------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan
Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such
Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan
Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We
recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.
representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
FUTURES AUTHORITY.
-----------------------------------------------------------------------------------------------------------------------------------
Jul 12, 2004 19:20                                                                                                    Page 5 of 10




                                                                                                                     MORGAN STANLEY
                                                                                                                      1,543 records
MSM 2004-6AR Group 3                                                                                          Balance:  556,876,202
===================================================================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Weighted
                                 Number                          % of                                   Average
                                     of             Total       Total      Weighted         Weighted   Original
                               Mortgage           Current     Current       Average          Average    Subject    % Full-Alt  FICO
Product Type                      Loans       Balance ($)     Balance    Coupon (%)   Net Coupon (%)    LTV (%)         Doc   Score
-----------------------------------------------------------------------------------------------------------------------------------
10 Yr IO - ARM - 5 Yr                20      8,003,034.36        1.44         4.979            4.724      76.04       67.9     722
(1 Yr Libor)
10 Yr IO - ARM - 5 Yr               380     99,152,579.13       17.81         5.362            5.102      73.56       37.5     720
(6 Mo Libor)
3 Yr IO - ARM - 5 Yr                  1        172,423.26        0.03         5.500            5.250      80.00      100.0     664
(1 Yr Libor)
5 Yr IO - ARM - 5 Yr                  6      3,039,000.00        0.55         4.712            4.382      74.74       67.6     733
(1 Yr CMT)
5 Yr IO - ARM - 5 Yr                627    259,039,819.80       46.52         4.912            4.662      73.04       43.2     725
(1 Yr Libor)
5 Yr IO - ARM - 5 Yr                 99     24,363,801.05        4.38         5.250            4.996      74.44       46.3     717
(6 Mo Libor)
ARM - 5 Yr (1 Yr CMT)                16      6,891,599.91        1.24         4.696            4.417      72.87       47.9     698
ARM - 5 Yr (1 Yr Libor)             276    128,791,741.13       23.13         4.634            4.376      69.70       59.8     732
ARM - 5 Yr (6 Mo Libor)             118     27,422,203.44        4.92         5.396            5.131      72.49       38.1     706
-----------------------------------------------------------------------------------------------------------------------------------
Total:                            1,543    556,876,202.08      100.00         4.964            4.708      72.45       46.4     724
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Weighted
                                 Number                          % of                                   Average
                                     of             Total       Total      Weighted         Weighted   Original
                               Mortgage           Current     Current       Average          Average    Subject    % Full-Alt  FICO
Index Type                        Loans       Balance ($)     Balance    Coupon (%)   Net Coupon (%)    LTV (%)         Doc   Score
-----------------------------------------------------------------------------------------------------------------------------------
Treasury - 1 Year                    22      9,930,599.91        1.78         4.701            4.407      73.45       53.9     709
Libor - 6 Month                     597    150,938,583.62       27.10         5.350            5.090      73.51       39.0     717
Libor - 1 Year                      924    396,007,018.55       71.11         4.823            4.571      72.02       49.1     727
-----------------------------------------------------------------------------------------------------------------------------------
Total:                            1,543    556,876,202.08      100.00         4.964            4.708      72.45       46.4     724
-----------------------------------------------------------------------------------------------------------------------------------







-----------------------------------------------------------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan
Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such
Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan
Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We
recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.
representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
FUTURES AUTHORITY.
-----------------------------------------------------------------------------------------------------------------------------------
Jul 12, 2004 19:20                                                                                                    Page 6 of 10




                                                                                                                     MORGAN STANLEY
                                                                                                                      1,543 records
MSM 2004-6AR Group 3                                                                                          Balance:  556,876,202
===================================================================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Weighted
                                 Number                          % of                                   Average
                                     of             Total       Total      Weighted         Weighted   Original
                               Mortgage           Current     Current       Average          Average    Subject    % Full-Alt  FICO
Gross Margin (%)                  Loans       Balance ($)     Balance    Coupon (%)   Net Coupon (%)    LTV (%)         Doc   Score
-----------------------------------------------------------------------------------------------------------------------------------
1.875                                 4      2,260,800.00        0.41         4.461            4.211      76.38       65.9     745
2.000                                22      9,482,089.20        1.70         4.996            4.621      76.44        4.8     721
2.250                             1,462    523,372,026.13       93.98         4.970            4.717      72.33       46.9     724
2.500                                12      3,961,534.36        0.71         4.754            4.495      80.44       77.7     717
2.750                                37     16,227,163.64        2.91         4.799            4.537      70.03       50.0     714
3.000                                 1        143,354.77        0.03         5.500            5.250      80.00      100.0     662
3.125                                 3      1,022,013.35        0.18         5.523            5.273      87.59        0.0     716
3.250                                 1        197,606.34        0.04         5.125            4.875      80.00        0.0     712
3.875                                 1        209,614.29        0.04         6.375            5.950      90.00        0.0     704
-----------------------------------------------------------------------------------------------------------------------------------
Total:                            1,543    556,876,202.08      100.00         4.964            4.708      72.45       46.4     724
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 1.875%
Maximum: 3.875%
Weighted Average: 2.263%
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Weighted
                                 Number                          % of                                   Average
                                     of             Total       Total      Weighted         Weighted   Original
                               Mortgage           Current     Current       Average          Average    Subject    % Full-Alt  FICO
Initial Periodic Cap (%)          Loans       Balance ($)     Balance    Coupon (%)   Net Coupon (%)    LTV (%)         Doc   Score
-----------------------------------------------------------------------------------------------------------------------------------
1.000                                 2        484,893.59        0.09         4.875            4.625      74.87        0.0     805
2.000                                17      5,436,601.75        0.98         4.910            4.653      79.90       74.4     711
5.000                               801    367,928,200.45       66.07         4.791            4.536      72.16       49.9     727
5.375                                 1        127,500.00        0.02         6.125            5.875      75.00        0.0     737
5.750                                 1        273,000.00        0.05         5.500            5.250      79.59        0.0     698
6.000                               721    182,626,006.29       32.79         5.312            5.055      72.78       38.9     719
-----------------------------------------------------------------------------------------------------------------------------------
Total:                            1,543    556,876,202.08      100.00         4.964            4.708      72.45       46.4     724
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 1.000%
Maximum: 6.000%
Weighted Average: 5.296%
-----------------------------------------------------------------------------------------------------------------------------------






-----------------------------------------------------------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan
Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such
Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan
Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We
recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.
representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
FUTURES AUTHORITY.
-----------------------------------------------------------------------------------------------------------------------------------
Jul 12, 2004 19:20                                                                                                    Page 7 of 10




                                                                                                                     MORGAN STANLEY
                                                                                                                      1,543 records
MSM 2004-6AR Group 3                                                                                          Balance:  556,876,202
===================================================================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Weighted
                                 Number                          % of                                   Average
                                     of             Total       Total      Weighted         Weighted   Original
                               Mortgage           Current     Current       Average          Average    Subject    % Full-Alt  FICO
Periodic Cap (%)                  Loans       Balance ($)     Balance    Coupon (%)   Net Coupon (%)    LTV (%)         Doc   Score
-----------------------------------------------------------------------------------------------------------------------------------
1.000                               112     33,081,476.84        5.94         5.220            4.933      77.18      35.0     712
2.000                             1,429    523,062,249.50       93.93         4.946            4.693      72.14      47.2     725
6.000                                 1        398,775.74        0.07         6.500            6.250      85.00       0.0     684
12.000                                1        333,700.00        0.06         5.500            5.250      77.60       0.0     770
-----------------------------------------------------------------------------------------------------------------------------------
Total:                            1,543    556,876,202.08      100.00         4.964            4.708      72.45      46.4     724
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 1.000%
Maximum: 12.000%
Weighted Average: 1.949%
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Weighted
                                 Number                          % of                                   Average
                                     of             Total       Total      Weighted         Weighted   Original
                               Mortgage           Current     Current       Average          Average    Subject    % Full-Alt  FICO
Lifetime Rate Cap (%)             Loans       Balance ($)     Balance    Coupon (%)   Net Coupon (%)    LTV (%)         Doc   Score
-----------------------------------------------------------------------------------------------------------------------------------
5.000                               801    367,928,200.45       66.07         4.791            4.536      72.16      49.9     727
5.375                                 1        127,500.00        0.02         6.125            5.875      75.00       0.0     737
5.750                                 2        364,500.00        0.07         5.500            5.250      79.69      25.1     692
6.000                               738    188,161,601.63       33.79         5.299            5.042      72.97      39.8     719
6.125                                 1        294,400.00        0.05         5.500            5.250      80.00       0.0     669
-----------------------------------------------------------------------------------------------------------------------------------
Total:                            1,543    556,876,202.08      100.00         4.964            4.708      72.45      46.4     724
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 5.000%
Maximum: 6.125%
Weighted Average: 5.339%
----------------------------------------------------------------------------------------------------------------------------------








-----------------------------------------------------------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan
Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such
Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan
Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We
recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.
representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
FUTURES AUTHORITY.
-----------------------------------------------------------------------------------------------------------------------------------
Jul 12, 2004 19:20                                                                                                    Page 8 of 10




                                                                                                                     MORGAN STANLEY
                                                                                                                      1,543 records
MSM 2004-6AR Group 3                                                                                          Balance:  556,876,202
===================================================================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Weighted
                                 Number                          % of                                   Average
                                     of             Total       Total      Weighted         Weighted   Original
                               Mortgage           Current     Current       Average          Average    Subject    % Full-Alt  FICO
Maximum Mortgage Rates (%)        Loans       Balance ($)     Balance    Coupon (%)   Net Coupon (%)    LTV (%)         Doc   Score
-----------------------------------------------------------------------------------------------------------------------------------
8.001 - 9.000                       54      26,595,844.27       4.78          3.903            3.653      69.32      72.8     743
9.001 - 10.000                     469     225,922,211.36      40.57          4.579            4.324      70.53      57.1     730
10.001 - 11.000                    552     180,018,324.49      32.33          5.159            4.907      74.09      37.2     720
11.001 - 12.000                    416     111,824,855.15      20.08          5.515            5.254      73.65      35.8     717
12.001 - 13.000                     52      12,514,966.81       2.25          6.423            6.162      79.28      26.2     699
----------------------------------------------------------------------------------------------------------------------------------
Total:                           1,543     556,876,202.08     100.00          4.964            4.708      72.45      46.4     724
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 8.500%
Maximum: 13.000%
Weighted Average: 10.303%
----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Weighted
                                 Number                          % of                                   Average
                                     of             Total       Total      Weighted         Weighted   Original
Months to Next Rate            Mortgage           Current     Current       Average          Average    Subject    % Full-Alt  FICO
Adjustment                        Loans       Balance ($)     Balance    Coupon (%)   Net Coupon (%)    LTV (%)         Doc   Score
-----------------------------------------------------------------------------------------------------------------------------------
42 - 47                              1         235,999.22       0.04          4.500            4.250      80.00      100.0    624
48 - 53                             48      14,715,753.55       2.64          5.449            5.157      77.90       64.4    700
54 - 59                          1,480     537,233,565.66      96.47          4.945            4.690      72.33       46.1    725
60 - 65                             14       4,690,883.65       0.84          5.663            5.413      68.88       26.4    726
----------------------------------------------------------------------------------------------------------------------------------
Total:                           1,543     556,876,202.08     100.00          4.964            4.708      72.45       46.4    724
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 47
Maximum: 60
Weighted Average: 58
----------------------------------------------------------------------------------------------------------------------------------


                                                                                                       Weighted
                                 Number                          % of                                   Average
                                     of             Total       Total      Weighted         Weighted   Original
                               Mortgage           Current     Current       Average          Average    Subject    % Full-Alt  FICO
Interest Only                     Loans       Balance ($)     Balance    Coupon (%)   Net Coupon (%)    LTV (%)         Doc   Score
-----------------------------------------------------------------------------------------------------------------------------------
N                                  410     163,105,544.48      29.29          4.764            4.505      70.30       55.6    726
Y                                1,133     393,770,657.60      70.71          5.046            4.793      73.34       42.6    723
-----------------------------------------------------------------------------------------------------------------------------------
Total:                           1,543     556,876,202.08     100.00          4.964            4.708      72.45       46.4    724
-----------------------------------------------------------------------------------------------------------------------------------






-----------------------------------------------------------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan
Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such
Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan
Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We
recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.
representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
FUTURES AUTHORITY.
-----------------------------------------------------------------------------------------------------------------------------------
Jul 12, 2004 19:20                                                                                                    Page 9 of 10




                                                                                                                     MORGAN STANLEY
                                                                                                                      1,543 records
MSM 2004-6AR Group 3                                                                                          Balance:  556,876,202
===================================================================================================================================

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                                                                                                       Weighted
                                 Number                          % of                                   Average
                                     of             Total       Total      Weighted         Weighted   Original
                               Mortgage           Current     Current       Average          Average    Subject    % Full-Alt  FICO
Prepayment Penalty Flag           Loans       Balance ($)     Balance    Coupon (%)   Net Coupon (%)    LTV (%)         Doc   Score
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
N                                 1,418    525,801,737.27       94.42         4.933            4.677      72.33      48.0     724
Y                                   125     31,074,464.81        5.58         5.486            5.236      74.51      20.8     720
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Total:                            1,543    556,876,202.08      100.00         4.964            4.708      72.45      46.4     724
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                                                                                                       Weighted
                                 Number                          % of                                   Average
                                     of             Total       Total      Weighted         Weighted   Original
                               Mortgage           Current     Current       Average          Average    Subject    % Full-Alt  FICO
Prepayment Penalty Term           Loans       Balance ($)     Balance    Coupon (%)   Net Coupon (%)    LTV (%)         Doc   Score
-----------------------------------------------------------------------------------------------------------------------------------
0                                 1,418    525,801,737.27       94.42         4.933            4.677      72.33      48.0     724
6                                     7      2,325,350.00        0.42         5.667            5.417      73.97       0.0     691
7                                     1        333,700.00        0.06         5.000            4.750      45.09       0.0     760
8                                    12      3,305,320.98        0.59         5.028            4.778      62.25      10.3     732
12                                    3      1,270,199.98        0.23         5.238            4.988      80.73      49.1     744
36                                   60     13,744,602.12        2.47         5.585            5.335      76.21      30.6     717
60                                   42     10,095,291.73        1.81         5.507            5.257      76.51      12.8     722
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Total:                            1,543    556,876,202.08      100.00         4.964            4.708      72.45      46.4     724
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Jul 12, 2004 19:20                                                                                                  Page 10 of 10



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